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                                                                   EXHIBIT 10.36

                                MORGAN STANLEY

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Date:  November 21, 1997

To:  BRE Properties                 From:  Morgan Stanley Capital Services Inc.
     ("Party B")                           ("Party A")

Attn:  LeRoy Carlson                Contact:  Dawn Simmons

Fax:  415 445-6505                  Fax:  212 761-0580

Tel:                                Tel:  212 761-2630

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Re:  Confirmation of Treasury Rate Guarantee Hedge Transaction MSCS Ref. No.
S0660

Morgan Stanley Capital Services Inc. is pleased to confirm the following transaction:

Trade Date:                         November 21, 1997

Effective Date:                     November 24, 1997

Reference Treasury:                 6.125% U.S. Treasury Note due 8/15/2007

Principle Amount:                   USD 100,000,000

Price at Execution:                 102.140625%

Yield at Execution:                 5.832%

Hedged New Issue Amount:            USD 100,000,000

Determination Date:                 Any Business Day elected by Party B up to
                                    and including the Final Determination Date.

Final Determination Date:           February 19, 1998

Aggregate Final Price:              To be determined at the time of unwind at
                                    the offered side price for the Principal
                                    Amount of the Reference Treasury to be
                                    unwound. Unwind shall take place during U.S.
                                    Treasury market trading hours in New York
                                    City at Party B's election.

Aggregate Guarantee Price:          102.140625%

Hedge Settlement:                   If the Aggregate Final Price is less than
                                    the Aggregate Guarantee Price, Party A will pay the Price Difference to Party B. If the
                                    Aggregate Final Price is greater than the Aggregate Guarantee Price, Party B will pay the Price Difference to Party A. Payments shall be due on the Settlement Date.

Settlement Date:                    One Business Day following the Determination
                                    Date

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                                MORGAN STANLEY


Negative Carry:                     On the Settlement Date, Party B will pay
                                    Party A, up to a maximum of USD $338,218
                                    (equal to 0.338218%, for the actual number of days from the Effective Date to the Settlement Date, based on the Principal
                                    Amount.)

Forward Yield:                      5.874%

     3.  Account Details:

Payments to Party A:                Citibank, New York
                                    ABA No. 021 000 989
                                    For:  Morgan Stanley Capital Services Inc.
                                    Account No. XXXX XXXX

Payments to Party B:                Please Provide


We are extremely pleased to have completed this transaction with you. MSCS Ref. S0660 by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.


BY:  /s/  Michael Bartlett
   -----------------------
Title:

Confirmed as the date first above written:

BRE PROPERTIES


BY:     /s/  LeRoy E. Carlson
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Title:  Executive Vice President
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